                                                                   Exhibit 10.6


                                 AMENDMENT NO. 1


                  AMENDMENT NO. 1 (this "Amendment"), is dated as of June 27, 2001 to that certain Second Amended and Restated Credit Agreement, dated as of May 18, 2001 (as amended, modified, supplemented or renewed, the "Credit Agreement"), among Colony RIH Acquisitions, Inc. (the "Borrower"), each of the Guarantors party thereto, each of the lenders party thereto or that pursuant to
Section 13.06(b) of the Credit Agreement, have become or shall become a "Lender" thereunder, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Lead Arranger and Sole Bookrunner (the "Lead Arranger"), The CIT Group/Equipment Financing, Inc., as Co-Documentation Agent (the "Co-Documentation Agent") and Bankers Trust Company, as Collateral Agent ("Collateral Agent"). Terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement

                                   WITNESSETH:


                  WHEREAS, pursuant to Section 13.04 of the Credit Agreement, Borrower, each of the Guarantors and each of the undersigned Lenders hereby agree, subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE -- Amendments.

                  (A) Amendments to Section 13.04(i)(a). Section 13.04(i)(a) of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by:

                   (i) deleting immediately proceeding clause "(X)" in the second to last sentence of Section 13.04(i)(a), the word "or";

                   (ii) adding immediately after clause "(X)" a new clause
         "(XI)";

                  "or (XI) make additional extensions of credit pursuant to this Agreement, it being understood and agreed that, subject to clauses (f), (m) and (n) of Section 13.04(i), any prepayment required by Section 2.10 (and any corresponding reduction of the Revolving Commitments) may be modified supplemented or waived in conjunction with such additional extension of credit;" and

                   (iii) deleting in the last sentence of clause "(VIII)" the reference to "Majority Lenders" and replacing it with "each Lender or the Lead Arranger acting with the written consent of each Lender."

                   (B) Amendments to Section 13.04(i)(f). Section 13.04(i)(f) of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by deleting the reference to "Majority Lenders" in the last sentence of Section 13.04(i)(f), and replacing it with "each Lender or the Lead Arranger acting with the written consent of each Lender."


                   (C) Amendment to Section 13.04(iii) and Section 13.04(iv).
Section 13.04(iii) and Section 13.04(iv) of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by:

                   (i) deleting Section 13.04(iii) and Section 13.04(iv) in their entirety and replacing them with the following:

                           "[Reserved.]"

                  SECTION TWO -- Conditions To Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Collateral Agent shall have received counterparts of this Amendment executed by each Guarantor, the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Collateral Agent that such Lender has executed this Amendment.

                  SECTION THREE -- Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION FOUR - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).

                   [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                COLONY RIH ACQUISITIONS, INC.


                                  By:   /s/ Nicholas L. Ribis
                                      -----------------------
                                      Name:  Nicholas L. Ribis
                                      Title:  Vice President





                                  GUARANTORS:


                                  COLONY RIH HOLDINGS, INC.



                                  By:  /s/ Joseph A. D'Amato
                                      -----------------------
                                      Name:  Joseph A. D'Amato
                                      Title:  Vice President





                                  RESORTS INTERNATIONAL HOTEL, INC.
                                  NEW PIER OPERATING COMPANY, INC.,



                                  By:   /s/ Joseph A. D'Amato
                                      -----------------------
                                      Name:  Joseph A. D'Amato
                                      Title:  Vice President

                                MERRILL LYNCH & CO.
                                    MERRILL LYNCH, PIERCE, FENNER
                                    & SMITH INCORPORATED,
                                    as Sole Lead Arranger and Sole Bookrunner



                                  By:     /s/ Stephen B. Paras
                                        ----------------------
                                        Name:  Stephen B. Paras
                                        Title:  Managing Director

                                       BANKERS TRUST COMPANY,
                                          as Collateral Agent


                                        By: /s/ Gregory Maragni
                                            --------------------------------
                                            Name:  Gregory Maragni
                                            Title:  Authorized Signatory

                          THE CIT GROUP/EQUIPMENT FINANCING,  INC.,
                                as Co-Documentation Agent and as a Lender


                            By:  /s/ Barry Blailock
                                 ------------------------------------------
                                  Name:  Barry Blailock
                                  Title:  Assistant Vice President/Credit

                                      MERRILL LYNCH CAPITAL CORPORATION,
                                          as a Lender


                                        By: /s/ Stephen B. Paras
                                            ----------------------------------
                                            Name:  Stephen B. Paras
                                            Title:  Vice President

                                      AMMC CDO, II Limited,
                                            as a Lender


                                        By:  /s/ David P. Meyer
                                             --------------------
                                             Name:  David P. Meyer
                                             Title:  Vice President

                                    Black Diamond CLO 2000-1 Ltd.,
                                      as a Lender


                                    By:  /s/ David Egglishaw
                                         --------------------------------------
                                         Name:  David Egglishaw
                                         Title:  Director

                                    CSAM Funding I,
                                      as a Lender


                                    By:  /s/ Andrew H. Marshak
                                         -----------------------
                                         Name:  Andrew H. Marshak
                                         Title:  Authorized Signatory

                                    CIGNA CDO 2001-1, Ltd.,
                                     as a Lender


                                    By:  /s/ Michael J. Bacevich
                                         -------------------------
                                         Name:  Michael J. Bacevich
                                         Title:  Managing Director

                                    CIGNA Collateralized Holdings 1999-I CDO,
                                    Limited,
                                     as a Lender


                                    By:  /s/ Michael J. Bacevich
                                         -------------------------
                                         Name:  Michael J. Bacevich
                                         Title:  Managing Director

                                    Foothill Income Trust II, L.P.
                                      By: FIT II GP, LLC, its General Partner,
                                      as a Lender


                                    By:  /s/ R. Michael Bohannon
                                         -------------------------
                                         Name:  R. Michael Bohannon
                                         Title:  Managing Member

                                    First Dominion Funding III,
                                     as a Lender


                                    By:  /s/ Andrew H. Marshak
                                         -----------------------
                                         Name:  Andrew H. Marshak
                                         Title:  Authorized Signatory

                      Nemean CLO, LTD.
                      By: ING Capital Advisors LLC, as Investment Manager,
                       as a Lender


                      By: /s/ Wade T. Winter
                          --------------------
                          Name:  Wade T. Winter, CFA
                          Title:  Vice President

                      Archimedes Funding IV (Cayman),  LTD.
                      By: ING Capital Advisors LLC, as Collateral Manager,
                       as a Lender


                      By: /s/ Wade T. Winter
                          --------------------
                          Name:  Wade T. Winter, CFA
                          Title:  Vice President

                        Archimedes Funding III, LTD.
                        By: ING Capital Advisors LLC, as Collateral Manager,
                         as a Lender


                        By:  /s/ Wade T. Winter
                             --------------------
                             Name:  Wade T. Winter, CFA
                             Title:  Vice President

                        Sequils-ING I (HBDGM), LTD.
                        By: ING Capital Advisors LLC, as Collateral Manager,
                         as a Lender


                        By:  /s/ Wade T. Winter
                             --------------------
                             Name:  Wade T. Winter
                             Title:  Vice President

                        The ING Capital Senior Secured High Income Holdings Fund, LTD.
                        By: ING Capital Advisors LLC, as Investment Manager, as a Lender


                        By:  /s/ Wade T. Winter
                            --------------------
                            Name:  Wade T. Winter, CFA
                            Title:  Vice President